SEMI-ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for Trust for U.S. Treasury Obligations (the "Trust"), which covers the six-month reporting period from October 1, 1998 through March 31, 1999. Effective April 26, 1999, the Trust became a portfolio of Money Market Obligations Trust. The report begins with an investment review from the Trust's portfolio manager and follows with the portfolio of investments and financial statements.

This money market mutual fund offers a high-quality approach to daily investment income along with daily liquidity and stability of principal 1 through a portfolio of short-term U.S. Treasury obligations. At the end of the reporting period, approximately 69% of Trust assets were invested in repurchase agreements backed by U.S. Treasury obligations because of the yield advantage of these securities. The remaining assets were invested in U.S. Treasury obligations.

Dividends paid to shareholders during the six-month reporting period totaled $0.02 per share. At the end of the reporting period, the Trust's net assets totaled $1.6 billion.

Thank you for selecting Trust for U.S. Treasury Obligations as your quality cash investment. We welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

May 15, 1999

1 An investment in the Trust is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

Investment Review

Trust for U.S. Treasury Obligations, which is rated AAAm 1 by Standard & Poor's and Aaa2 by Moody's Investors Service, Inc., is invested in U.S. Treasury obligations, either in the form of notes and bills or as collateral for repurchase agreements. Recently, the Trust has maintained an average maturity range between 40 and 50 days.

The Federal Reserve Board (the "Fed") eased monetary policy twice over the reporting period. The moves came as instability in the world economies introduced vulnerability into the domestic equity market. This uncertainty led to a substantial flight-to-quality to the U.S. Treasury market across the yield curve, and sparked a credit and liquidity crisis in the financial markets. Confronted with the crisis, the Fed took its first easing step just before the start of the reporting period in late September, lowering the federal funds target rate from 5.50% to 5.25%. When that move failed to calm the markets, the Fed eased by 25 basis points in a surprise intermeeting move in mid-October. This action had the desired effect of soothing nervous market participants, and the credit and liquidity constraints evident in the fixed income markets began to relax. The Fed followed with another 25 basis point ease in mid-November, and both the global economic crisis and credit crisis seemed to stabilize.

Against this background, however, the economy continued to chug along. As the market's attention returned to economic fundamentals, lingering concerns over the health of the global economy were replaced by fears that the Fed might be motivated to tighten in the face of a pace of growth that was clearly above what had been traditionally considered the non- inflationary potential of the economy. Gross domestic product (GDP) growth was 6% in the fourth quarter of 1998, and the economy entered 1999 with considerable strength. Consumer spending remained the driving force behind this economic vigor, and while a widening trade gap provided some check on growth, GDP expanded at approximately 4% in the first quarter of 1999. Inflation remained remarkably benign over the reporting period, however.

Movements in short-term interest rates reflected the shifting market sentiment over this reporting period. The yield on the 1-year Treasury bill traded at 4.40% in early October, then plummeted to below 3.90% at the peak of the flight-to-quality to the U.S. Treasury market in mid-October. The yield then rebounded to close to 4.60% by mid-November, and moved within a relatively narrow range until the market's attention returned to the strength of the economy in early 1999. After rising steadily throughout the month of February, the yield on the 1-year Treasury bill peaked at 4.90% in early March, and then traded off to 4.75% by the end of the month as the friendly inflation picture calmed near-term tightening fears.

1 This rating is obtained after S&P evaluates a number of factors, including credit quality, market price exposure and management. S&P monitors the portfolio weekly for developments that could cause changes in the ratings. Ratings are subject to change, and do not remove market risks.

2 Money market funds and bond funds rated Aaa by Moody's are judged to be of an investment quality similar to Aaa-rated fixed income obligations, that is, they are judged to be of the best quality. Ratings are subject to change, and do not remove market risks.

The Trust's average maturity was heavily weighted in repurchase agreements at the beginning of the reporting period, as the flight-to-quality to U.S. Treasury securities kept yields on these instruments well below those offered on repurchase agreements. As a result, the average maturity for the portfolio was temporarily quite short, at around 20 days. We extended the maturity of the portfolio back to its 35- to 45-day target range as the markets stabilized in the fourth quarter of 1998 and a more normal interest rate curve prevailed. We again extended the portfolio to a 40- to 50-day average maturity target range in the first quarter of 1999, as the market flirted with the idea of a near-term tightening from the Fed which did not materialize. Once a target range was established, the Trust attempted to maximize performance through ongoing relative value analysis. The Trust's structure remained barbelled, combining a significant position in overnight and term repurchase agreements with purchases of securities with 6 to 13 month maturities. We concentrated the Trust's purchases of U.S. Treasury securities in the coupon sector, as the Treasury bill market maintained a healthy bid over the reporting period from investors seeking a safe haven.

Looking ahead, although the current pace of economic growth remains robust, Fed officials have acknowledged that productivity gains may be working to hold inflationary pressures in check. As a result, we think that the Fed will be reluctant to tighten monetary policy without concrete signs of rising prices, given the still uncertain outlook for economies abroad and in Latin America. U.S. Treasury securities should continue to remain well- bid, as forecasts for an over $100 billion surplus should lead to a continued paydown in Treasury debt.

Last Meeting of Shareholders

A Special Meeting of Trust shareholders was held on March 22, 1999. On January 21, 1999, the record date for shareholder voting at the meeting, there were 1,663,472,194 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

To vote on Trustees. 1




                                          WITHHELD
                                          AUTHORITY
                            FOR           TO VOTE
Thomas G. Bigley            864,767,307   596,845
John T. Conroy, Jr.         864,767,307   596,845
John F. Cunningham          864,864,454   499,698
Peter E. Madden             864,864,454   499,698
Charles F. Mansfield, Jr.   864,864,454   499,698
John E. Murray, Jr.         864,864,454   499,698
John S. Walsh               864,864,454   499,698


1 The following Trustees of the Trust continued their terms as Trustees of the Trust: John F. Donahue, Lawrence D. Ellis, M.D., Majorie P. Smuts.

AGENDA ITEM 2

To ratify the selection of Arthur Andersen LLP as the Trust's independent auditors.




FOR           AGAINST   ABSTENTIONS
864,728,478   59        635,614


AGENDA ITEM 3

To make changes to the Trust's fundamental investment policies:

(a) To make non-fundamental and amend the Trust's fundamental investment policy regarding maturity of money market instruments.




FOR           AGAINST      ABSTENTIONS
838,837,129   24,460,753   2,066,269


(b) To amend the Trust's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding.




FOR           AGAINST      ABSTENTIONS
809,295,084   52,498,092   3,570,975


(c) To amend the Trust's fundamental investment policy regarding pledging securities to permit the Trust to pledge assets to secure permitted borrowings.




FOR           AGAINST      ABSTENTIONS
824,498,376   37,288,226   3,577,549


AGENDA ITEM 4

To remove the Trust's fundamental investment policy regarding the average maturity of securities in the Trust's portfolio.




FOR           AGAINST      ABSTENTIONS
838,533,522   20,410,463   6,420,165


AGENDA ITEM 5

To approve a clarifying amendment to the Trust's Investment Advisory Agreement to exclude Rule 12b-1 fees and shareholder service fees from the expense cap.




FOR           AGAINST      ABSTENTIONS
836,603,452   26,553,196   2,207,503


AGENDA ITEM 6

To approve an amendment and restatement to the Trust's Declaration of Trust to require the approval by a "1940 Act" majority of shareholders in the event of the sale and conveyance of the assets of the Trust to another trust or corporation.




FOR           AGAINST      ABSTENTIONS
842,675,160   20,557,387   2,131,604


AGENDA ITEM 7

To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Trust for U.S. Treasury Obligations (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and termination of the Trust.




FOR           AGAINST      ABSTENTIONS
841,961,878   20,925,207   2,477,066


Portfolio of Investments

MARCH 31, 1999 (UNAUDITED)




PRINCIPAL
AMOUNT                                         VALUE
                  SHORT-TERM
                  U.S. GOVERNMENT
                  OBLIGATIONS-37.3%
  $ 196,000,000   U.S. Treasury Bills,
                  4/15/1999-4/19/1999           $   195,579,084
    407,500,000   U.S. Treasury Notes,
                  5.375%-7.750%,
                  4/30/1999-3/31/2000               409,552,031
                  TOTAL SHORT-TERM
                  U.S. GOVERNMENT
                  OBLIGATIONS                       605,131,115
                  REPURCHASE AGREEMENTS-
                  69.2% 1
     25,000,000   Bank of New York, New
                  York, 4.900%, dated
                  3/31/1999, due 4/1/1999            25,000,000
     56,400,000   Barclays Capital, Inc.,
                  4.920%, dated 3/31/1999,
                  due 4/1/1999                       56,400,000
    200,000,000   Barclays Capital, Inc.,
                  5.000%, dated 3/31/1999,
                  due 4/1/1999                      200,000,000
     75,000,000   Bear, Stearns and Co.,
                  4.970%, dated 3/31/1999,
                  due 4/1/1999                       75,000,000
     75,000,000   CIBC Wood Gundy
                  Securities Corp.,
                  4.875%, dated 3/31/1999,
                  due 4/1/1999                       75,000,000
     15,000,000 2 Credit Suisse First
                  Boston, Inc., 4.780%,
                  dated 3/3/1999, due
                  6/1/1999                           15,000,000
     60,000,000   Credit Suisse First
                  Boston, Inc., 4.950%,
                  dated 3/31/1999, due
                  4/1/1999                           60,000,000
     75,000,000   Donaldson, Lufkin and
                  Jenrette Securities
                  Corp., 4.900%, dated
                  3/31/1999, due 4/1/1999            75,000,000
     75,000,000   First Chicago Capital
                  Markets, Inc., 4.900%,
                  dated 3/31/1999, due
                  4/1/1999                           75,000,000
     40,000,000   First Union Capital
                  Markets, 4.900%, dated
                  3/31/1999, due 4/1/1999            40,000,000
     75,000,000   Salomon Brothers, Inc.,
                  4.970%, dated 3/31/1999,
                  due 4/1/1999                       75,000,000
     75,000,000   Societe Generale
                  Securities Corp.,
                  4.950%, dated 3/31/1999,
                  due 4/1/1999                       75,000,000
    125,000,000   Toronto Dominion
                  Securities (USA), Inc.,
                  4.950%, dated 3/31/1999,
                  due 4/1/1999                      125,000,000
    150,000,000   Westdeutsche Landesbank
                  Girozentrale, 4.920%,
                  dated 3/31/1999, due
                  4/1/1999                          150,000,000
                  TOTAL REPURCHASE
                  AGREEMENTS                      1,121,400,000
                  TOTAL INVESTMENTS (AT
                  AMORTIZED COST) 3             $ 1,726,531,115


1 The repurchase agreements are fully collateralized by the U.S. Treasury obligations based on market prices at the date of portfolio.

2 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

3 Also represents cost for federal purposes.

Note: The categories of investments are shown as a percentage of net assets ($1,621,250,291) at March 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MARCH 31, 1999 (UNAUDITED)




ASSETS:
Investments in
repurchase agreements         $ 1,121,400,000
Investment in securities          605,131,115
Total investments in
securities, at amortized
cost and value                                    $ 1,726,531,115
Income receivable                                       4,184,024
Receivable for
investments sold                                        7,129,369
TOTAL ASSETS                                        1,737,844,508
LIABILITIES:
Payable for investments
purchased                     $   109,912,459
Income distribution
payable                             6,516,916
Payable to Bank                        32,786
Accrued expenses                      132,056
TOTAL LIABILITIES                                     116,594,217
Net assets for
1,621,250,291 shares
outstanding                                       $ 1,621,250,291
NET ASSET VALUE,
OFFERING PRICE, AND
REDEMPTION PROCEEDS PER
SHARE:
$1,621,250,291 /
1,621,250,291 shares
outstanding                                                 $1.00


See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)




INVESTMENT INCOME:
Interest                                                            $ 48,101,629
EXPENSES:
Investment advisory fee                          $  3,905,244
Administrative personnel
and services fee                                      736,139
Custodian fees                                         56,626
Transfer and dividend
disbursing agent fees
and expenses                                            9,763
Directors'/Trustees'
fees                                                   11,967
Auditing fees                                           6,581
Legal fees                                              7,979
Portfolio accounting
fees                                                  100,560
Shareholder services fee                            2,440,777
Share registration costs                               10,975
Printing and postage                                    4,737
Insurance premiums                                      8,028
Miscellaneous                                           9,908
TOTAL EXPENSES                                      7,309,284
WAIVERS:
Waiver of investment
advisory fee                  $   (952,288)
Waiver of shareholder
services fee                    (1,952,622)
TOTAL WAIVERS                                      (2,904,910)
Net expenses                                                           4,404,374
Net investment income                                               $ 43,697,255


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets





                                    SIX MONTHS
                                    ENDED                   YEAR
                                   (unaudited)              ENDED
                                    MARCH 31,               SEPTEMBER 30,
                                    1999                    1998
INCREASE (DECREASE) IN
NET ASSETS
OPERATIONS:
Net investment income          $     43,697,255       $     98,226,845
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income                   (43,697,255)           (98,226,845)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                            3,892,127,125          8,814,750,379
Net asset value of shares
issued to shareholders
in payment of
distributions declared                3,608,096             11,702,911
Cost of shares redeemed          (4,633,193,636)        (8,264,907,672)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                       (737,458,415)           561,545,618
Change in net assets               (737,458,415)           561,545,618
NET ASSETS:
Beginning of period               2,358,708,706          1,797,163,088
End of period                  $  1,621,250,291       $  2,358,708,706


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




    SIX MONTHS
    ENDED
  (unaudited)
                                         MARCH 31       YEAR ENDED SEPTEMBER 30,
YEAR ENDED SEPTEMBER 30                  1999           1998       1997       1996       1995       1994
NET ASSET VALUE, BEGINNING OF PERIOD     $1.00          $1.00      $1.00      $1.00      $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     0.02           0.05       0.05       0.05       0.05       0.03
LESS DISTRIBUTIONS:
Distributions from net investment income (0.02)         (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
NET ASSET VALUE, END OF PERIOD           $1.00          $1.00      $1.00      $1.00      $1.00      $1.00
TOTAL RETURN 1                            2.25 %         5.28%      5.16%      5.18%      5.45%      3.31%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                  0.45%  2       0.45%      0.45%      0.45%      0.45%      0.45%
Net investment income                     4.48%  2       5.17%      5.04%      5.06%      5.28%      3.21%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)  $1,621,250  $2,358,709  $1,797,163  $2,660,939  $3,031,247  $4,651,657


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MARCH 31, 1999 (UNAUDITED)

ORGANIZATION

Trust For U.S. Treasury Obligations (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. Effective April 26, 1999, the Trust became a portfolio of the Money Market Obligations Trust. Money Market Obligations Trust consists of thirteen portfolios. The financial statements presented herein are only those of the Trust. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Trust uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At March 31, 1999, capital paid-in aggregated 1,621,250,291. Transactions in shares were as follows:




                           SIX MONTHS
                           ENDED               YEAR ENDED
                           MARCH 31,           SEPTEMBER 30,
                           1999                1998
Shares sold                 3,892,127,125      8,814,750,379
Shares issued to
shareholders in payment
of distributions
declared                        3,608,096         11,702,911
Shares redeemed            (4,633,193,636)    (8,264,907,672)
NET CHANGE RESULTING
FROM SHARE TRANSACTIONS      (737,458,415)       561,545,618


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Research served as the Trust's investment adviser (the "Adviser"), for which it received an investment advisory fee equal to 0.40% of the Trust's average daily net assets. Effective March 31, 1999, Federated Research merged into Federated Advisers. On March 31, 1999, the name of Federated Advisers was changed to Federated Investment Management Company ("FIM"). FIM, as investment adviser, will waive to the extent of its advisory fee, the amount, if any, by which the Trust's aggregate annual operating expenses, exceed 0.45% of its average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

ANTHONY R. BOSCH

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

 [Graphic]
 Federated
 World-Class Investment Manager
 SEMI-ANNUAL REPORT

Trust for U.S. Treasury Obligations

SEMI-ANNUAL REPORT TO SHAREHOLDERS

MARCH 31, 1999

 [Graphic]
 Federated
 Trust for U.S. Treasury Obligations
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 60934N799

8042508 (5/99)

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